Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 0 Second Quarter 2013 Financial Teleconference

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 1 Statements contained in this presentation about future performance, including, without limitation, operating results, asset and rate base growth, capital expenditures, San Onofre Nuclear Generating Station (SONGS), EME bankruptcy, and other statements that are not purely historical, are forward- looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis” in Edison International’s 2012 Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

Exhibit 99.2

Leading the Way in Electricity SM

# Second Quarter Earnings Summary

| | Q2 2013 | Q2 2012 | Variance |
|---|---|---|---|
| **Core EPS[1]** | | | |
| SCE | $0.84 | $0.59 | $0.25 |
| EIX Parent & Other | (0.05) | (0.03) | (0.02) |
| **Core EPS[1]** | **$0.79** | **$0.56** | **$0.23** |
| **Non-Core Items** | | | |
| SCE | $(1.12) | $— | $(1.12) |
| EIX Parent & Other | | | |
| Continuing Operations | — | — | — |
| Discontinued Operations | 0.04 | (0.33) | 0.37 |
| **Total Non-Core** | **$(1.08)** | **$(0.33)** | **$(0.75)** |
| **Basic EPS[1]** | **$(0.29)** | **$0.23** | **$(0.52)** |
| **Diluted EPS** | **$(0.29)** | **$0.22** | **$(0.51)** |

| SCE Key Core Earnings Drivers | | |
|---|---|---|
| Impact of delay in 2012 GRC | | $0.16 |
| Higher revenue | | 0.08 |
| Increase in 2013 revenues | | |
| Rate base growth | | |
| Decrease in ROE | | |
| Lower O&M | | (0.03) |
| SONGS inspection and repair | 0.04 | |
| SmartConnect project | 0.04 | |
| Severance – SONGS direct[2] | (0.05) | |
| Severance – other | (0.06) | |
| Higher depreciation | | (0.03) |
| Incremental repair deductions | | 0.05 |
| Income taxes and other | | 0.02 |
| Total | | $0.25 |

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix

2 Severance costs directly related to SONGS early retirement did not impact earnings. SCE's authorized SONGS revenue requirement offset a portion of these costs and the balance was deferred as a regulatory asset. SCE expects to recover the regulatory asset during the third quarter. All SONGS-related costs are subject to reasonableness review.

August 1, 2013 2 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

# Year-to-Date Earnings Summary

| | YTD 2013 | YTD 2012 | Variance |
|---|---|---|---|
| **Core EPS[1]** | | | |
| SCE | $1.63 | $1.14 | $0.49 |
| EIX Parent & Other | (0.06) | (0.04) | (0.02) |
| **Core EPS[1]** | **$1.57** | **$1.10** | **$0.47** |
| **Non-Core Items** | | | |
| SCE | $(1.12) | $— | $(1.12) |
| EIX Parent & Other | | | |
| Continuing Operations | 0.02 | — | 0.02 |
| Discontinued Operations | 0.07 | (0.59) | 0.66 |
| **Total Non-Core** | **$(1.03)** | **$(0.59)** | **$(0.44)** |
| **Basic EPS[1]** | **$0.54** | **$0.51** | **$0.03** |
| **Diluted EPS** | **$0.54** | **$0.50** | **$0.03** |

| SCE Key Core Earnings Drivers | | |
|---|---|---|
| Impact of delay in 2012 GRC | | $0.30 |
| SONGS refueling revenue | | (0.07) |
| Higher revenue | | 0.13 |
| Increase in 2013 revenues | | |
| Rate base growth | | |
| Decrease in ROE | | |
| Lower O&M | | 0.06 |
| SONGS inspection and repair | 0.06 | |
| SONGS refueling costs | 0.06 | |
| SmartConnect project | 0.07 | |
| Severance – SONGS direct[2] | (0.05) | |
| Severance – other | (0.09) | |
| Other | 0.01 | |
| Higher depreciation | | (0.08) |
| Higher net financing costs | | (0.04) |
| Incremental repair deductions | | 0.10 |
| Income taxes and other | | 0.09 |
| Total | | $0.49 |

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix

2 Severance costs directly related to SONGS early retirement did not impact earnings. SCE's authorized SONGS revenue requirement offset a portion of these costs and the balance was deferred as a regulatory asset. SCE expects to recover the regulatory asset during the third quarter. All SONGS-related costs are subject to reasonableness review.

August 1, 2013 3 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

# SCE 2015 CPUC General Rate Case

- Notice of Intent (NOI) submitted to the CPUC's Division of Ratepayer Advocates (DRA) on July 15, 2013
- Request sets base revenue requirement for 2015 – 2017
  - Includes operating costs and CPUC jurisdictional capital
  - Excludes fuel and purchased power (and other utility cost-recovery activities), cost of capital, and FERC jurisdictional transmission
- 2015 revenue requirement request of $6.279 billion
  - $120 million increase, or 2%, over presently authorized base rates
  - Post test year requested increase of $368 million in 2016 and additional increase of $331 million in 2017
  - Assumes full recovery of SONGS rate base and net investment – O&M, capex tied to early retirement
- Request consistent with SCE strategy to ramp up infrastructure investment consistent with capital plan while mitigating customer rate impacts through productivity and lower operating costs


Estimated
2013
2014
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
July 15 Notice of Intent
GRC Application
Evidentiary Hearings
Opening and Reply Briefs
Proposed Decision
Final Decision

August 1, 2013 4 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity℠

# Capital Expenditures Forecast

($ billions)



Distribution
Transmission
Generation
$4.0
$4.0
$4.2
$4.2
$3.9
2013
2014
2015
2016
2017

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2013-17 Total |
|---|---|---|---|---|---|---|
| Requested | $4.0 | $4.0 | $4.2 | $4.2 | $3.9 | $20.3 |
| Range | $3.7 | $3.7 | $3.5 | $3.6 | $3.3 | $17.8 |

**$17.8 – $20.3 billion forecasted capital program 2013 – 2017**

- Capital expenditures plateau at approximately $4 billion per year
- CPUC GRC requests additional infrastructure replacement to approximate the mean time to failure of equipment
- Includes incremental $360 million SCE estimate Chino Hills undergrounding capital for single circuit configuration
- SONGS capex based on early retirement

Note: 2013-17 forecasted capital spending subject to timely receipt of permitting, licensing, and regulatory approvals. Forecast range reflects 12% variability based on the average level of historical experienced over the last five years. Assumes sale of SCE's Four Corners Generating Station interest in 2013.

August 1, 2013 5 EDISON INTERNATIONAL®

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 6 ($ billions) Rate Base Forecast Note: Weighted-average year basis, including: (1) forecasted 2013-2014 FERC and 2015-2017 CPUC rate base requests; (2) consolidation of CWIP projects; and (3) estimated impact of bonus depreciation provisions. Rate Base forecast range reflects capital expenditure forecast range. Smart Grid • Driven by infrastructure replacement, reliability investments, and public policy requirements • FERC rate base includes CWIP and is approximately 21% of 2013 rate base forecast, increasing to 23% in 2017 • Excludes SONGS rate base, which is addressed in OII process • Includes Chino Hills undergrounding CAGR 7 – 9% projected rate base 2013 – 2017 $20.3 $21.8 $23.5 $25.2 $26.7 $20.5 $22.4 $24.7 $27.1 $29.1 2013 2014 2015 2016 2017 Requested Range

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 7 FERC Formula Rates • August 2011 – FERC accepted SCE’s formula rates subject to refund and settlement • July 29, 2013 – Settlement Judge informed the Commission that:  SCE and other parties have reached an agreement-in-principle on the formula rate  Settlement Judge expects settlement offer to be filed with FERC by August 16, 2013 • Under the currently-effective formula rate protocols, formula rate updates are submitted annually in September to be effective in October  September 2012 – Formula Rate update filed for 2013; $178 million increase in transmission rates implemented October 1, 2012, subject to pending FERC order  June 2013 – Draft September 2013 update filing submitted for review; $8 million increase • 11.1% ROE currently in rates:  9.93% base ROE using median of SCE proxy group  + 50 bps CAISO participation  + 65 bps weighted average for project incentives Under FERC settlement procedures, SCE is not allowed to provide details of the settlement until it is filed with the Commission

Exhibit 99.2

Leading the Way in Electricity SM

# SONGS – Supplemental Data

($ millions)

| *(SCE Share as of June 30, 2013)* | Since 1/1/2012 |
|---|---|
| Revenue Requirement Collected[1] | $860 |
| Steam Generator Replacement (SGRP) – Approved[2] | $665 |
| SGRP Total – Incurred | $602 |
| Incremental Inspection & Repair Costs | $115 |
| Severance – Shut Down[3] | $56 |
| **Physical (Total)** | |
| SCE Ownership | 78.21% |
| Capacity (MW) | 2,150 |
| 2011 Generation (million kWh) | 18,097 |

| *(As of May 31, 2013)* | Unit 2 | Unit 3 | Common Plant | Total |
|---|---|---|---|---|
| *Rate Base* | | | | |
| Net Plant in Service[4] | $606 | $430 | $259 | $1,295 |
| Materials and Supplies | — | — | 100 | 100 |
| Accumulated Deferred Income Taxes | (119) | (74) | (46) | (238) |
| Total Rate Base | $487 | $356 | $313 | $1,156 |
| *Add*: Acc. Deferred Income Taxes | 119 | 74 | 46 | 238 |
| *Add*: Construction Work in Progress | 25 | 99 | 106 | 230 |
| *Add*: Nuclear Fuel | 153 | 216 | 102 | 471 |
| Total Net Investment | $784 | $745 | $567 | $2,096 |

1 Includes direct operations and maintenance costs, depreciation, and return on investment
2 In 2005 the CPUC authorized expenditures of approximately $525 million ($665 million based on SCE's estimate after adjustment for inflation using the Handy-Whitman Index) for SCE's 78.21% share of SONGS. Subject to CPUC reasonableness review
3 Severance costs recorded in SONGSMA until funding of post June 6, 2013, closure activities is transitioned from base rates to nuclear decommissioning trusts
4 Net of accumulated depreciation

*August 1, 2013* 8 *EDISON INTERNATIONAL®*

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 9 SONGS – Asset Impairment (As of May 31, 2013 – $ millions) Exposure to refunds for amounts collected from customers Exposure to recovery of net investment from future rates Regulatory Asset1 Net Investment $2,096 Less: Asset impairment (575) Regulatory Asset2 $1,521 Revenue Subject to Refund Since 1/1/12 Since 11/1/12 Authorized revenues $804 $262 Replacement power $670 $329 Net Investment in SONGS Net investment as of May 31, 2013 $2,096 1 Such assessment and judgment is subject to considerable uncertainty, and regulatory principles and precedents are not necessarily binding and are capable of interpretation 2 Includes approximately $404 million of PP&E, including CWIP, that is expected to support ongoing activities at the site and excess nuclear fuel and material and supplies that, if sold, would reduce the amount of the regulatory asset by such proceeds Recognition of a regulatory asset is based on an assessment that such amount is probable of recovery1

Exhibit 99.2

Leading the Way in Electricity℠

# SONGS Regulatory – CPUC OII

- October 2012, CPUC issued Order Instituting Investigation for SONGS outages (I.12-10-013)
  - Consolidates all SONGS proceedings to determine appropriate cost recovery – steam generator project, market power, capital expenditures, operations and maintenance, seismic studies
  - All SONGS costs since January 1, 2012, tracked in memorandum account (SONGSMA)

| | Next Steps |
|---|---|
| **Phase 1A**[1] – Establish methodology to determine market-related costs attributable to the SONGS outages | Phase 1A<br>August 5: hearings<br>August 28: briefs<br>September 9: reply briefs |
| **Phase 1B** – Determine whether expenses and capital expenditures recorded in SONGSMA were reasonable | Phase 1B<br>Decision Q4 2013 |
| **Phase 2**[2] – Asset adjustments to rate base and associated O&M as of November 1, 2012 | August 12: additional testimony<br>October 7: hearings<br>November 7: opening briefs<br>November 22: reply briefs<br>February 2014: decision |
| **Phase 3** – Reasonableness and responsibility of steam generator replacement project costs; steam generator damage, repair, and inspection costs | TBD |
| **Phase 4** – Adjustments to 2013 revenue requirement | TBD |

1 Subject to change. Based on July 1, 2013, ALJ Scoping Memo
2 Subject to change. Based on July 31, 2013, ALJ Scoping Memo

August 1, 2013 10 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

# SONGS – Recovery Examples

| Docket# | Owner & Project | Return of Investment | Partial Return on Investment |
|---|---|---|---|
| D.92-08-036 | SCE – SONGS 1 generating plant | ◆ | ◆ |
| D.12-10-051 | SCE – GRC Legacy Meters | ◆ | ◆ |
| D.11-05-018 | PG&E – GRC Legacy Meters | ◆ | ◆ |
| D.11-09-017 | Golden State Water – Hill Street Treatment Facility | ◆ | ◆ |
| D.83-08-031 | Pacific Bell – Telecommunications equipment | ◆ | ◆ |
| D.92-12-057 | PG&E – Geysers 15 generating plant | ◆ | |
| D.85-08-046 | PG&E – Humboldt Bay 3 generating plant | ◆ | |
| D.12-10-051 | SCE – GRC Mohave generating plant | ◆ | |
| D.85-12-108 | SDG&E – Generating plants | ◆ | |

**Precedents are subject to interpretation and considerable uncertainty regarding their applicability to the particular circumstances of other matters, and may be found by a later commission not to be binding on that commission. No decisions have been rendered in the OII proceeding regarding recoverability of costs from future rates or refunds of amounts to customers. The CPUC may or may not agree with SCE.**

August 1, 2013 11 EDISON INTERNATIONAL®

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 12 SONGS Third-Party Recovery – MHI Warranty Warranty Summary Notice of Dispute • 20-year warranty:  Repair or replace defective items  Specified damages for certain repairs  $138 million liability limit, excluding consequential damages (e.g. replacement power)  Limits subject to applicable exceptions in the contract and under law • 7 invoices submitted totaling $149 million for repair costs through April 30  First invoice of $45 million ($36 million SCE share) paid, subject to audit, reservation of rights regarding documentation • July 2013, Notice of Dispute submitted to MHI • Exceptions to damage limitations are argued to apply:  Direct Damages – $138 million warranty cap does not apply due to, among other things, gross negligence  Consequential Damages – contract waiver does not apply due to , among other things, ‘failure of essential purpose’ • Notice of Dispute does not foreclose or limit other theories or facts • 90-day period to resolve differences prior to initiating arbitration – either party can extend the resolution period SCE’s position is that the steam generator tube leak and resulting damages represent a total and fundamental failure of performance by MHI

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 13 SONGS Third-Party Recovery – NEIL Insurance • Property damage and outage insurance through Nuclear Electric Insurance Limited (“NEIL”)  Property Damage Policies – $2.5 million deductible; $2.75 billion liability limit  Outage Policy – weekly indemnity up to $3.5 million per unit after 12-week deductible period ($2.8 million per unit per week if both are out due to same “accident”); $490 million limit per unit ($392 million each if both units are out due to the same “accident”)  Exclusions and limitations may reduce or eliminate coverage  Proof of loss must be submitted within 12 months of damage or outage • Outage policy benefits are reduced to:  80% of weekly indemnity after 52 weeks; and  10% of weekly indemnity after early retirement announcement • Separate proofs of loss have been filed for Unit 2 and Unit 3 under NEIL outage policy totaling $352 million ($276 million SCE share) for amounts through April 27, 2013  Estimated total claims through June 6 early retirement decision is approximately $388 million ($304 million SCE share)  SCE is seeking weekly indemnity amounts provided under outage policies for each Unit  SCE has not submitted a proof of loss under the property damage policies – SCE has received an extension to file such a claim to December 31, 2013 • NEIL has advised SCE that it does not expect to make any determinations of coverage until late in the fourth quarter of 2013 or possibly 2014

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 14 SONGS – Decommissioning Decommissioning Trusts • Decommissioning costs recovered in rates approved by CPUC in triennial proceeding • December 2012, A.12-12-013 Joint Filing with SDG&E submitted • July 2013, updated early retirement scenario total decommissioning cost  SCE request to stay proceeding until site-specific decommissioning plan is completed  SCE request that currently authorized annual decommissioning contributions of $23 million be maintained Decommissioning Process • June 2013, Certification of Permanent Cessation of Power Operations submitted to NRC • Three NRC-approved decommissioning methods available • United States Navy lease requires return of property to original condition • Estimated decommissioning period of 2022 to 2055 may be accelerated

Exhibit 99.2

Leading the Way in Electricity SM

# 2013 Core and Basic Earnings Guidance

| | 2013 Earnings Guidance as of 6/7/13 | | | 2013 Earnings Guidance as of 8/1/13 | | |
|---|---|---|---|---|---|---|
| | Low | Mid | High | Low | Mid | High |
| SCE | | $3.50 | | | $3.50 | |
| EIX Parent & Other | | (0.15) | | | (0.15) | |
| **EIX Core EPS** | **$3.25** | **$3.35** | **$3.45** | **$3.25** | **$3.35** | **$3.45** |
| Non-core Items | (1.24) | | (0.86) | (1.03) | | (1.03) |
| **EIX Basic EPS** | **$2.01** | | **$2.59** | **$2.22** | | **$2.42** |

**SONGS Guidance:**

- $(0.15) per share from removal of $1.2 billion rate base effective in June pending regulatory treatment of return on investment
- $(0.03) per share from no AFUDC on CWIP effective in June pending regulatory treatment of return on investment
- $(0.02) per share of other transition costs
- $(1.12) per share non-core charge

**Other Assumptions:**

- Approved capital structure – 48% equity, 10.45% CPUC ROE, 11.1% FERC ROE
- 325.8 million common shares outstanding
- SCE positive variances from rate base forecast include: income tax repair deduction, O&M cost savings/other, energy efficiency earnings
- EME results not consolidated
- No changes in tax policy
- O&M cost savings flow through to ratepayers in 2015 GRC
- No SONGS insurance or warranty recoveries
- No non-core items except $(1.03) per share reported year to date

Note: See Use of Non-GAAP Financial Measures in Appendix

August 1, 2013 15 EDISON INTERNATIONAL®

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 16 $1.16 $1.22 $1.24 $1.26 $1.28 $1.30 $1.35 $2.07 $2.25 $2.68 $3.01 $3.33 $4.10 $3.50 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 2007 2008 2009 2010 2011 2012 2013 SCE Core EPS EIX Dividend Paid (39%) EIX Dividend Growth EIX increased its dividend for the 9th consecutive year to an annual rate of $1.35 per share for 2013 • EIX targets paying out 45 – 55% of SCE earnings • Dividend growth rate slowed to help fund large utility capital program, which plateaus in 2013 • EIX plans to return to target dividend range over time SCE Core EPS EIX Dividend 15% 2% 2007 – 2012 CAGR (38%) (42%) (46%) (54%) (56%) Note: See Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share (32%) Guidance Midpoint

Exhibit 99.2

Leading the Way in Electricity SM

# Creating Shareholder Value

| | Resolve Uncertainties | Create Sustainable Earnings and Dividend Growth | Position for Transformative Sector Change |
|---|---|---|---|
| What We've Done | • Maintained EME structural separateness<br>• SCE 2012 GRC<br>• SCE 2013 cost of capital | • 5-year rate base CAGR of 11% (2007 – 2012)<br>• 15% Core EPS growth (2007 – 2012)<br>• 9 consecutive dividend increases | • Leadership and development<br>• Advanced technologies<br>• New business development / strategic planning |
| What Remains | • Resolve SONGS cost recovery<br>• Execute wires-focused investment program:<br>➢ Infrastructure investments<br>➢ Meet 33% renewables mandate by 2020<br>• Finalize FERC rate case | • Optimize cost structure through operational excellence<br>• Grow through investments<br>• Balance dividend increases with SCE capex needs<br>• Return to target dividend range over time | • Legislative and regulatory advocacy<br>• Rate design reform<br>• Evaluate new power sector business opportunities |

Note: See Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix.

August 1, 2013 17 EDISON INTERNATIONAL®

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 18 Appendix

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 19 What’s New Since Our Last Presentation • SCE 2015 CPUC General Rate Case (p. 4) • Capital Expenditures Forecast (p. 5) • Rate Base Forecast (p. 6) • FERC Formula Rates (p. 7) • SONGS – Supplemental Data (p. 8) • SONGS – Asset Impairment (p. 9) • SONGS Regulatory – CPUC OII (p. 10) • SONGS – Recovery Examples (p. 11) • SONGS Third-Party Recovery – MHI Warranty (p. 12) • SONGS Third-Party Recovery – NEIL Insurance (p. 13) • SONGS – Decommissioning (p. 14) • 2013 Core and Basic Earnings Guidance (p. 15) • SCE System Reliability (p. 20) • Residential Rate Design in California (p. 21) • SCE Large Transmission Projects (p. 22)

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 20 Coastal Power Plants Local Reliability Areas (generalized) California Transmission System (partial, generalized) CA Once Through Cooling Policy – Legend SCE System Reliability • Short-term SONGS closure solutions  Transmission – 220 kV Barre-Ellis reconfiguration  Voltage support – Huntington Beach 3 and 4 synchronous condensers  Substations – Santiago, Viejo, Johanna capacitor bank upgrades  Generation – El Segundo repower (550 MW), Sentinel (728 MW), Walnut Creek (480 MW)  Conservation – EE, demand response, Flex Alerts • Long-term issues  Once-through cooling – approximately 6,000 MW affected in SCE territory  Air quality and emissions – limitations on permits, cap and trade market  Distributed generation and renewables – integration, flexibility and net load

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 21 Residential Rate Design in California • 2001 – AB 1X established current rate structure and process during energy crisis  Tiered rates – encourage conservation  Frozen Tier 1 and 2 rates – preserve affordability during skyrocketing wholesale prices  CARE – low-income subsidy program  Rate design responsibility transferred from CPUC to Legislature  Subsequent legislation in 2009 allowed CPI increases for Tiers 1 and 2 • SCE supports rate reform for its customers  Transfer rate design responsibility to CPUC  Address subsidies between higher and lower tiers  Include reasonable fixed charge to allow cost recovery 12.8¢ 16.0¢ 27.1¢ 31.1¢ 0 5 10 15 20 25 30 35 0 200 400 600 800 1,000 1,200 1,400 ¢/ kW h kWh/month Tier 1 Tier 2 Tier 3 Tier 4 2013 SCE Residential Rate Structure1,2,3 1 Tier structure revised based on the 2012 GRC Phase II proposal approved on March 21, 2013 2 Based on a daily baseline of 342 kWh/month, which is a customer weighted average of baseline allocations of each region SCE serves. Tier 4 does not have a kWh limit. 3 Tier 1 and 2 rates are subject to rate caps established in 2001, as modified by SB695 in 2009 A higher fixed customer charge and fewer tiers would be more equitable than the current rate design structure

Exhibit 99.2

Leading the Way in Electricity℠

# SCE Large Transmission Projects

($ millions)

| Project Name | Total Project Costs[1] | In Service Date | FERC Incentives | 2013 – 2017 Forecast | Status[2] |
|---|---|---|---|---|---|
| Tehachapi 1-11 | $2,860 | 2016 | 125 bps ROE adder | $917 | • Total project costs and in service date include Chino Hills undergrounding and exclude FAA Petition For Modification<br>• SCE estimates undergrounding to be $360 million nominal, including voltage control |
| Devers-Colorado River | $860 | Q3 2013 | 100 bps ROE adder | $337 | • Expected in service date Q3 2013 |
| Eldorado-Ivanpah | $385 | Q3 2013 | N/A | $227 | • Expected in service date Q3 2013 |


Whirlwind
Highwind
Windhub
Antelope
Vincent
Pardee
Mira Loma
Valley
Devers
Eldorado
Ivanpah
Colorado River
Service Territory
Existing Substation
DCR 500kV
Eldorado Ivanpah
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV

1 Total Project Costs are nominal direct expenditures, subject to CPUC and FERC cost recovery approval
2 SCE's estimate of $360 million nominal provided to the CPUC on April 12, 2013, is subject to change based on final scope, final engineering and other factors

August 1, 2013 22 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

# SCE Distribution Program

- Distribution expenditures required to meet customer and load growth, infrastructure maintenance and compliance needs, information technology and related general plant
- Request represents a ~120% increase in infrastructure replacement over 2012 GRC Authorized
- Demonstrated operational capability to execute current infrastructure replacement programs
- Slow growth in California economy, resulting in less customer growth, allows for increased infrastructure replacement expenditures



**2015 – 2017 Requested GRC Expenditures in Distribution Assets $9.4 Billion**


Other[2]
Load Growth
New Service Connections
General Plant[1]
Infrastructure Replacement

1 Includes information technology, facilities/buildings, corporate center, etc.
2 Includes underground conversions, customer requests/relocations, claims, customer meters, etc.

August 1, 2013 23 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

# SCE Results of Operations

($ millions)

- Utility earning activities – revenue authorized by CPUC and FERC to provide reasonable cost recovery and return on investment
- Utility cost-recovery activities – CPUC- and FERC-authorized balancing accounts to recover specific project or program costs, subject to reasonableness review or compliance with upfront standards

| | 2012 | | | 2011 | | |
|---|---|---|---|---|---|---|
| | Utility Earning Activities | Utility Cost-Recovery Activities | Total Consolidated | Utility Earning Activities | Utility Cost-Recovery Activities | Total Consolidated |
| Operating Revenue | $6,682 | $5,169 | $11,851 | $6,257 | $4,320 | $10,577 |
| Fuel and purchased power | — | 4,139 | 4,139 | — | 3,356 | 3,356 |
| Operation and maintenance | 2,518 | 1,026 | 3,544 | 2,423 | 964 | 3,387 |
| Depreciation, decommissioning and amortization | 1,562 | — | 1,562 | 1,426 | — | 1,426 |
| Property and other taxes | 296 | (1) | 295 | 285 | — | 285 |
| Disallowances and other | 32 | — | 32 | — | — | — |
| Total operating expenses | 4,408 | 5,164 | 9,572 | 4,134 | 4,320 | 8,454 |
| **Operating income** | 2,274 | 5 | 2,279 | 2,123 | — | 2,123 |
| Net interest expense and other | (400) | (5) | (405) | (378) | — | (378) |
| **Income before income taxes** | 1,874 | — | 1,874 | 1,745 | — | 1,745 |
| Income tax expense | 214 | — | 214 | 601 | — | 601 |
| **Net income** | 1,660 | — | 1,660 | 1,144 | — | 1,144 |
| Dividends on preferred and preference stock not subject to mandatory redemption | 91 | — | 91 | 59 | — | 59 |
| **Net income available for common stock** | $1,569 | $— | $1,569 | $1,085 | $— | $1,085 |
| Core Earnings | | | $1,338 | | | $1,085 |
| Non-Core Items | | | 231 | | | — |
| **Total SCE Basic Earnings** | | | $1,569 | | | $1,085 |

Note: See Use of Non-GAAP Financial Measures.

August 1, 2013 24 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

# SCE Core EPS Non-GAAP Reconciliations

Reconciliation of SCE Core Earnings Per Share to SCE Basic Earnings Per Share

| Earnings Per Share Attributable to SCE | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | CAGR |
|---|---|---|---|---|---|---|---|
| **Core EPS** | **$2.07** | **$2.25** | **$2.68** | **$3.01** | **$3.33** | **$4.10** | **15%** |
| **Non-Core Items** | | | | | | | |
| Tax settlement | — | — | 0.94 | 0.30 | — | — | |
| Health care legislation | — | — | — | (0.12) | — | — | |
| Regulatory and tax items | 0.10 | (0.15) | 0.14 | — | — | 0.71 | |
| **Total Non-Core Items** | 0.10 | (0.15) | 1.08 | 0.18 | — | 0.71 | |
| **Basic EPS** | **$2.17** | **$2.10** | **$3.76** | **$3.19** | **$3.33** | **$4.81** | **17%** |

Note: See Use of Non-GAAP Financial Measures

August 1, 2013 25 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

# Non-GAAP Reconciliations

($ millions)

Reconciliation of EIX Core Earnings to EIX GAAP Earnings

| Earnings Attributable to Edison International | Q2 2013 | Q2 2012 | YTD 2013 | YTD 2012 |
|---|---|---|---|---|
| **Core Earnings** | | | | |
| SCE | $274 | $191 | $530 | $373 |
| EIX Parent & Other | (15) | (8) | (20) | (13) |
| **Core Earnings** | **$259** | **$183** | **$510** | **$360** |
| **Non-Core Items** | | | | |
| SCE – SONGS impairment | $(365) | $– | $(365) | $– |
| EIX Parent & Other | | | | |
| Continuing Operations | – | – | 7 | – |
| Discontinued operations | 12 | (109) | 24 | (193) |
| **Total Non-Core** | **(353)** | **(109)** | **(334)** | **(193)** |
| **Basic Earnings** | **$(94)** | **$74** | **$176** | **$167** |

Note: See Use of Non-GAAP Financial Measures. EME's financial results are reported as non-core for all periods

August 1, 2013 26 EDISON INTERNATIONAL®

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 1, 2013 27 Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings internally for financial planning and for analysis of performance. Core earnings are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the Company's performance from period to period. Core earnings are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (or losses) are defined as earnings or losses attributable to Edison International shareholders less income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as: exit activities, including sale of certain assets, and other activities that are no longer continuing; asset impairments and certain tax, regulatory or legal settlements or proceedings. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. Use of Non-GAAP Financial Measures EIX Investor Relations Contacts Scott Cunningham, Vice President (626) 302-2540 scott.cunningham@edisonintl.com Felicia Williams, Senior Manager (626) 302-5493 felicia.williams@edisonintl.com